UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2010

CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000

Not Applicable

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 7, 2010, Celanese Corporation (the "Company") announced that Steven Sterin, senior vice president and chief financial officer, and Mark Oberle, senior vice president, corporate affairs, would address investors at the Bank of America Merrill Lynch Global Industries Conference in New York on Tuesday, December 14, 2010, at 10:50 a.m., eastern time.  The slideshow presentation that will accompany the remarks made by Mr. Sterin and Mr. Oberle, during the conference and at other investor sessions, is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.  A webcast of the presentation and a replay of the webcast will be available on the Company’s website at www.celanese.com under Investor/Webcasts & Presentations.

The information set forth in this Item 7.01, as well as statements made by representatives of the Company during the course of the presentation, includes “forward-looking statements”.  All statements, other than statements of historical facts, included in this Item 7.01, the attached Exhibit 99.1, or made during the course of the presentation, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Slide Presentation related to the presentation to be given by the Company at the Bank of America Merrill Lynch Global Industries Conference on December 14, 2010 in New York*

*
In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: December 14, 2010

Exhibit Index

Exhibit Number	Description

99.1	Slide Presentation related to the presentation to be given by the Company at the Bank of America Merrill Lynch Global Industries Conference on December 14, 2010 in New York*

*
In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.